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                                                                    EXHIBIT 99.3


                                8,600,000 Shares


                              OUTDOOR SYSTEMS, INC.


                                  Common Stock

                           (Par Value $.01 per share)



                             UNDERWRITING AGREEMENT



                                                                August 19, 1996

ALEX. BROWN & SONS INCORPORATED
DONALDSON, LUFKIN & JENRETTE
    SECURITIES CORPORATION
CIBC WOOD GUNDY SECURITIES CORP.
c/o ALEX. BROWN & SONS INCORPORATED
135 East Baltimore Street
Baltimore, Maryland  21202

Ladies and Gentlemen:

         Outdoor Systems, Inc., a Delaware corporation (the "Company") and the Selling Shareholders listed on Schedule II, propose to sell to the several underwriters (the "Underwriters") named in Schedule I hereto for whom you are acting as representatives (the "Representatives") an aggregate of 8,600,000 shares of the Company's Common Stock, par value $.01 per share (the "Firm Shares"), of which 7,300,000 shares will be sold by the Company and 1,300,000 will be sold by the Selling Shareholders. The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto. The Company also proposes to sell at the Underwriters' option an aggregate of up to 1,290,000 additional shares of the Company's Common Stock (the "Option Shares") as set forth below.

         As the Representatives, you have advised the Company (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters, and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Shares if


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you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters. The Firm Shares and the Option Shares (to the extent the aforementioned option is exercised) are herein collectively called the "Shares." Capitalized terms not otherwise defined herein are used as defined in the Registration Statement (as hereinafter defined). If the Underwriters listed on Schedule I only include the Representatives, then references herein to the Representatives shall mean the Underwriters.

         In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

         1.       Representations and Warranties of the Company.

         (a)      The Company represents and warrants as follows:

                  (i) A registration statement on Form S-3 (File No. 333-09545) with respect to the Shares has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission under the Act. The Company has complied with the conditions for the use of Form S-3. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed pursuant to Rule 462(b), herein referred to as the "Registration Statement," which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, has been declared effective by the Commission under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. The form of prospectus first filed by the Company with the Commission pursuant to its Rule 424(b) is herein referred to as the "Prospectus." Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein, as of the date of such Registration Statement, Preliminary Prospectus or Prospectus, as the case may be, and, in the case of any reference herein to any Prospectus, also shall be deemed to include any documents incorporated by reference therein, and any supplements or amendments relating to the Shares being issued and sold pursuant hereto, filed with the Commission after the date of filing of the Prospectus under Rules 434(b) or 430A, and prior to the termination of the offering of the Shares by the Underwriters.

                  (ii) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; the subsidiaries listed on Schedule III hereto (the "Subsidiaries") will be, after the Acquisition, the only subsidiaries of the Company; the Subsidiaries have been duly organized and are validly existing as corporations in good standing under the laws of their jurisdiction of organization, with corporate power and authority to own or lease their properties and conduct their business as described in the Registration Statement. The Company and the Subsidiaries are


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duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification; the outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable; and all of the shares of capital stock of the Subsidiaries are owned by the Company (or will be so owned after the Acquisition, free and clear of all liens, encumbrances and security interests (other than as described in the Registration Statement), and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests of the Subsidiaries are outstanding. Except for the Subsidiaries and investments in securities as described in the Registration Statement, the Company has no equity or other interest in, or right to acquire an equity or other interest in, any corporation, partnership, trust or other entity.

                  (iii) The outstanding shares of Common Stock of the Company, including the Shares to be sold by the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; the Shares to be issued and sold by the Company have been duly authorized and when issued and paid for as contemplated herein will be validly issued, fully-paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Shares or the issue and sale thereof.

                  (iv) The Shares conform with the statements concerning them in the Registration Statement.

                  (v) The Commission has not issued an order preventing or suspending the use of any Prospectus or Preliminary Prospectus relating to the proposed offering of the Shares nor instituted proceedings for that purpose. The Registration Statement contains and the Prospectus and any amendments or supplements thereto will contain all statements which are required to be stated therein by, and in all respects conform or will conform, as the case may be, to the requirements of, the Act and the Rules and Regulations. The documents incorporated by reference in the Prospectus, at the time they were filed or will be filed with the Commission, conformed or will conform at the time of filing, in all respects to the requirements of the Securities Exchange Act of 1934 or the Act, as applicable, and the Rules and Regulations of the Commission thereunder. Neither the Registration Statement nor any amendment thereto, and neither the Prospectus nor any supplement thereto, including any documents incorporated by reference therein, contains or will contain, as the case may be, any untrue statement of a material fact or omits or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or incorporated by reference or any such amendment or supplement or any documents incorporated by reference therein, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Selling Shareholders or any Underwriter through the Representatives, specifically for use in the preparation thereof.

                  (vi) The consolidated financial statements of the Company and its subsidiaries, together with related notes and schedules, as set forth or incorporated by reference in the Registration Statement, present fairly the consolidated financial position and the consolidated


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results of operations of the Company and its subsidiaries at the indicated dates and for the indicated periods. The combined financial statements of Gannett Outdoor, together with related notes and schedules, as set forth or incorporated by reference in the Registration Statement, present fairly the combined statements of net assets to be acquired and the combined statements of revenue and direct expenses of net assets of Gannett Outdoor at the indicated dates and for the indicated periods. The consolidated statements of operations of Capitol Outdoor Advertising, Inc. ("Capitol Outdoor") and its subsidiary, together with related notes and schedules, as set forth or incorporated by reference in the Registration Statement, present fairly the combined statements of operations of Capitol Outdoor and its subsidiary at the indicated dates and for the indicated periods. All such financial statements have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected financial and statistical data included or incorporated by reference in the Registration Statement present fairly the information shown therein and have been compiled on a basis consistent with the financial statements presented therein.

                  (vii) The Pro Forma Financial Statements and other pro forma financial information of the Company included in the Prospectus and incorporated by reference in the Registration Statement have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements, have been properly compiled on the pro forma basis described therein, and, in the opinion of the Company, the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

                  (viii) The documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), at the time filed with the Commission, conformed in all material respects to the requirements of the Exchange Act, and such documents at the time of such filing did not, and as of the date hereof do not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary or make the statements therein not misleading.

                  (ix) There is no action or proceeding pending or, to the knowledge of the Company, threatened against the Company, the Subsidiaries or Gannett Outdoor before any court or administrative agency or by any regulatory authority which might result in any material adverse change in the business or condition of the Company and the Subsidiaries, except as set forth in the Registration Statement.

                  (x) The Company and the Subsidiaries have good and marketable title to all of the properties and assets reflected in the financial statements (or as described in the Registration Statement) hereinabove described, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement) or which are not material in amount. The Company and the Subsidiaries occupy their leased properties under valid and binding leases conforming to the description thereof set forth in the Registration Statement.

                  (xi) The Company and the Subsidiaries have filed all Federal, State and foreign income tax returns which have been required to be filed and have paid all taxes indicated by said


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returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith.

                  (xii) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole or the earnings, business affairs, management, or business prospects of the Company and the Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into by the Company or any of the Subsidiaries other than transactions in the ordinary course of business and changes and transactions contemplated by the Registration Statement, as it may be amended or supplemented. The Company and the Subsidiaries have no material contingent obligations which are not disclosed in the Registration Statement, as it may be amended or supplemented.

                  (xiii) Neither the Company nor any of the Subsidiaries is, nor with the giving of notice, lapse of time or both, will be, in default under its Certificate of Incorporation or ByLaws or any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it or any of its properties is bound and which default is of material significance in respect of the business or financial condition of the Company and the Subsidiaries taken as a whole. The consummation of the transactions contemplated by this Agreement and the Transaction Documents (as hereinafter defined) and the fulfillment of the terms hereof and thereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which they will become a patty as a result of the Acquisition and the financing thereof, or of the Charter or ByLaws of the Company or the Subsidiaries or any order, rule or regulation applicable to the Company or any of the Subsidiaries of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction which conflict, breach or default would be of material significance in respect of the business or financial condition of the Company and the Subsidiaries, taken as a whole.

                  (xiv) Except for (a) the transfer to the Company or its appropriate Subsidiaries, or the reissuance in the name of the Company or its appropriate Subsidiaries, of certain governmental permits relating to the advertising displays included in the Acquisition, and (b) governmental authorizations, approvals and filings required in connection with the acquisition by the Company or its Subsidiaries of the capital stock of New York Subways Advertising Co., Inc. (the "New York Subsidiary"), to be acquired by the Company after the Acquisition, each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement or the Transaction Documents and the consummation of the transactions herein or therein contemplated (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Shares for public offering by the Underwriters under State securities or Blue Sky laws) has been obtained or made and is in full force and effect or, in the case of the


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Transaction Documents and the transactions therein contemplated, will be obtained and be in full force and effect as of the Closing Date.

                  (xv) The Company and each of the Subsidiaries hold all material licenses, consents, authorizations, approvals, orders, certificates and permits (collectively, "Licenses") of and from, and has made all declarations and filings with and satisfied all eligibility and other similar requirements imposed by, all federal, state, local, foreign and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, in each case as required for the conduct of the business in which it is engaged, and each such License is in full force and effect, except to the extent that the failure to obtain any such License or to make any such declaration or filing or satisfy any such requirement would not have a material adverse effect on the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole.

                  (xvi) The Company and the Subsidiaries are in compliance with all applicable federal, state, foreign and local laws and regulations relating to (i) zoning, land use, protection of the environment, human health and safety or hazardous or toxic substances, wastes, pollutants or contaminants and (ii) employee or occupational safety, discrimination in hiring, promotion or pay of employees, employee hours and wages or employee benefits, except where such noncompliance would not, singly or in the aggregate, have a material adverse effect upon the Company and its subsidiaries taken as a whole.

                  (xvii) Deloitte & Touche LLP, who have certified the financial statements filed with the Commission as part of, or incorporated by reference in, the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations.

                  (xviii) The Company has never been, is not now, and immediately after the sale of the Shares under this Agreement will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (xix) The Shares of the Company to be sold under this Agreement (subject to the additional approval of the shares being registered pursuant to Rule 462(b)) have been approved for listing on the Nasdaq National Market subject to official notice of issuance.

                  (xx) The Asset Purchase Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms; to the knowledge of the Company, all of the conditions required to be satisfied for purposes of closing the Acquisition (including, without limitation, the conditions set forth in Sections 7.3 and 8.4 of the Asset Purchase Agreement) have been or will be on or prior to the Closing Date satisfied or waived; and the Company knows of no reason why the Acquisition will not be consummated as described in the Prospectus simultaneously with the closing under this Agreement, except that the acquisition by the Company of the capital stock of the New York Subsidiary may be delayed pending receipt of requisite approvals from the governmental authorities.

                  (xxi) The Second Amended and Restated Senior Credit Agreement dated as of July 9, 1996, as amended, among the Company, the several banks and other financial institutions parties thereto and Canadian Imperial Bank of Commerce ("CIBC"), as administrative agent for the lenders (the "Senior Credit Agreement"), has been duly authorized, executed and delivered


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by the Company and constitutes a valid and legally binding obligation of the
Company, enforceable in accordance with its terms; the Senior Subordinated Credit Agreement dated as of July 9, 1996 among the Company, the subsidiary guarantors, CIBC, Inc. as the sole initial lender and CIBC as agent for the bridge lenders (the "Subordinated Credit Agreement") has been duly authorized, executed and delivered and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms; all of the conditions for funding under the Senior Credit Facility and Subordinated Credit Facility have been satisfied or are capable of being satisfied on or before the Closing Date; and the Company has no reason to believe that funds will not be advanced under the Senior Credit Facility and the Subordinated Credit Facility on the Closing Date in amounts contemplated by the Prospectus and sufficient to permit consummation of the Acquisition.

                  (xxii) Pursuant to the terms of the Debt Tender Offer, 99.9% of the Existing Notes have been tendered together with consents from the holders of such Existing Notes to the modification of the provisions of the indenture governing the Existing Notes to permit the consummation of the Acquisition and the Acquisition Financing.

                  (xxiii) The Company has consummated the Denver Disposition in accordance with the terms set forth in the Prospectus.

                  (xxiv) The Company has no reason to believe that any of the representations and warranties made to the Company by Gannett Outdoor in the Asset Purchase Agreement was untrue in any material respect as of the date given by Gannett Outdoor or as of the date hereof or the Closing Date, and the Company reaffirms for the benefit of the underwriters the representations and warranties made by the Company to Gannett Outdoor in the Asset Purchase Agreement.

                  (xxv) The Company reaffirms all of the representations and warranties set forth in subparagraphs (i) through (xvi) above assuming and giving effect to the consummation of the Acquisition and assuming for purposes of such representations and warranties that references to the Company and its subsidiaries would include the Company as it will exist after consummation of the Acquisition.

         (b) Each of the Selling Shareholders severally represents and warrants as follows:

                  (i) Such Selling Shareholder now has and at the Closing Date will have good and marketable title to the Shares to be sold by such Selling Shareholder, free of any liens, encumbrances, equities and claims, and full right, power and authority to effect the sale and delivery of such Shares; and upon the delivery of and payment for such Shares pursuant to this Agreement, the Underwriters will acquire good and marketable title thereto, free of any liens, encumbrances, equities and claims.

                  (ii) Such Selling Shareholder has full right, power and authority to execute and deliver this Agreement, the Power of Attorney and the Custodian Agreement referred to below and to perform his or its obligations under such Agreements. The execution and delivery of this Agreement and the consummation by such Selling Shareholder of the transactions contemplated herein will not result in a breach of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which such Selling Shareholder is a party, or of any order, rule or regulation applicable to such Selling


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Shareholder of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

                  (iii) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to result in, or which has constituted, or which might reasonably be expected to cause or result in, stabilization or manipulation of the price of the Common Stock of the Company.

                  (iv) Without having undertaken to determine independently the accuracy or completeness of either the representations and warranties of the Company contained herein or the information contained in the Registration Statement and documents incorporated by reference therein, such Selling Shareholder has no reason to believe that the representations and warranties of the Company contained in this Section 1 are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement or the documents incorporated by reference therein which has adversely affected or may adversely affect the business of the Company, the Subsidiaries or Gannett Outdoor; and the sale of the Shares by such Selling Shareholder pursuant hereto is not prompted by any information concerning the Company or the Subsidiaries which is not set forth in the Registration Statement or the documents incorporated by reference therein. The information pertaining to such Selling Shareholder under the caption "Principal and Selling Stockholders" in the Prospectus is complete and accurate in all material respects.

                  (v) No offering, sale or other disposition of any Common Stock of the Company will be made for a period of 180 days after the date of this Agreement, directly or indirectly, by such Selling Shareholder otherwise than hereunder or with the prior written consent of the Representatives.

                  (vi) The Power of Attorney appointing certain individuals as such Selling Shareholders' attorney-in-fact to the extent set forth therein and the Custodian Agreement (as defined in Section 2) have been duly executed and delivered by such Selling Shareholder and are the valid and binding agreements of such Selling Shareholder.

         In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, each of the Selling Shareholders agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 or Form 8709 (or other applicable from or statement specified by Treasury Department regulations in lieu thereof).


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         2.       Purchase, Sale and Delivery of the Firm Shares.

         (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Company agrees to sell to the Underwriters 7,300,000 of the Firm Shares and the Selling Shareholders agree to sell to the Underwriters 1,300,000 of the Firm Shares and each Underwriter agrees, severally and not jointly, to purchase, at a price of $33.08 per share, the number of Firm Shares set forth opposite the name of each Underwriter in Schedule I hereof, subject to adjustments in accordance with
Section 9 hereof. The number of Shares to be purchased by each Underwriter from the Company and each Selling Shareholder shall be as nearly as practicable in the same proportion to the total number of Shares being sold by each of the Company and the Selling Shareholders as the number of Shares being purchased by each Underwriter bears to the total number of Shares to be sold hereunder.

         (b) Certificates in negotiable form for the total number of the Shares to be sold hereunder by the Selling Shareholders have been placed in custody with First Union National Bank of North Carolina as custodian (the "Custodian") pursuant to the Custodian Agreement executed by each Selling Shareholder for delivery of all Firm Shares to be sold hereunder by the Selling Shareholders. Each of the Selling Shareholders specifically agrees that the Firm Shares represented by the certificates held in custody for the Selling Shareholder under the Custodian Agreement are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholders hereunder shall not be terminable by any act or deed of the Selling Shareholder (or by any other person, firm or corporation including the Company, the Custodian or the Underwriters) or by operation of law (including the death of a Selling Shareholder) or by the occurrence of any other event or events, except as set forth in the Custodian Agreement. If any such event should occur prior to the delivery to the Underwriters of the Firm Shares hereunder, certificates for the Firm Shares, as the case may be, shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event has not occurred. The Custodian is authorized to receive and acknowledge receipt of the proceeds of sale of the Shares held by it against delivery of such Shares.

         (c) Payment for the Firm Shares to be sold hereunder is to be made in immediately available funds by wire transfer to the order of the Company for the Shares to be sold by it and to the order of First Union National Bank of North Carolina, as Custodian for the Shares to be sold by the Selling Shareholders, in each case, against delivery of certificates therefor to the Representatives for the several accounts of the Underwriters. Such payment and delivery are to be made at the offices of Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland 21202, at 10:00 A.M., Baltimore time, on the third business day after the date of this Agreement or at such other time and date not later than three business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and are not permitted by law or executive order to be closed.) The certificates for the Firm Shares will be delivered in such denominations and in such registrations as the Representatives request in writing not later than the third full business day prior to the Closing Date, and will be made available for inspection by the Representatives at least one business day prior to the Closing Date.

         (d) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase the Option Shares at the price per share as set forth in the first paragraph of this
Section 2. The option granted hereby may be exercised in whole or in part but only once and at any time upon written notice given within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company setting forth the number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the Option Shares are to be registered and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to 8,600,000, adjusted by you in such manner as to avoid fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in immediately available funds by wire transfer to the order of the Company against delivery of certificates therefor at the offices of Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland 21202.

         3.      Offering by the Underwriters.

         (a) It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

         It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

         4.       Covenants of the Company.

         (a) The Company covenants and agrees with the several Underwriters and the Selling Shareholders that:

                  (i) The Company will (A) prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations, (B) not file any amendment to the Registration Statement or supplement to the Prospectus or document incorporated by reference therein of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or which is not in compliance with the Rules and Regulations and (C) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters.

                  (ii) The Company will advise the Representatives and the Selling Shareholders promptly of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information, or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose, and the Company will use its best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

                  (iii) The Company will cooperate with the Representatives in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

                  (iv) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the Closing Date, four signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement, including documents incorporated by reference therein, and of all amendments thereto, as the Representatives may reasonably request.

                  (v) If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer any event shall occur as a result of which, in the judgment of the Company or in the opinion of counsel for the Underwriters, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will either (A) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus or (B) prepare and file with the Commission an appropriate filing under the Securities Exchange Act of 1934 which shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances when it is so delivered, be misleading, or so that the Prospectus will comply with law.

                  (vi) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earning statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.

                  (vii) The Company will, for a period of five years from the Closing Date, deliver to the Representatives copies of annual reports and copies of all other documents, reports and information furnished by the Company to its stockholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Securities Exchange Act of 1934, as amended. The Company will deliver to the Representatives similar reports with respect to significant subsidiaries, as that term is defined in the Rules and Regulations, which are not consolidated in the Company's financial statements.

                  (viii) No offering, sale, short sale or other disposition of any Common Stock of the Company or any other securities convertible or exchangeable or exercisable for Common Stock or derivatives of Common Stock, will be made for a period of 180 days after the date of this Agreement, directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of the Representatives except that the Company may, without such consent, issue shares upon the exercise of options outstanding on the date of this Agreement.

                  (ix) The Company will use its best efforts to cause the Acquisition, the Senior Credit Facility and the Subordinated Credit Facility to close in accordance with the terms described in the Prospectus on the Closing Date and to satisfy any and all conditions required to be satisfied in connection therewith.

         (b) Each Selling Shareholder, severally and not jointly, covenants and agrees with the several Underwriters that:

                  (i) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, each of the Selling Shareholders agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                  (ii) Such Selling Shareholder will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

         5. Costs and Expenses. The Company will pay all costs, expenses and fees incident to the performance of the obligations of the Company and the Selling Shareholders under this Agreement, including, without limiting the generality of the foregoing, the following: accounting fees of the Company; the fees and disbursements of counsel for the Company; the cost of printing and delivering to, or as requested by, the Underwriters copies of the Registration Statement, Preliminary Prospectuses, the Prospectus, this Agreement, the Agreement Among Underwriters, the Underwriters' Selling Memorandum, the Underwriters' Questionnaire, the Invitation Letter, the Blue Sky Survey and any supplements or amendments thereto; the filing fees of the Commission; the filing fees and expenses incident to securing any required review by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Shares; the fees and expenses incurred with respect to the listing of the Shares on the Nasdaq National Market; and the expenses, including the fees and disbursements of counsel for the Underwriters, incurred in connection with the qualification of the Shares under State securities or Blue Sky laws. The Company shall not, however, be required to pay for any of the Underwriters' expenses (other than those related to qualification under State securities or Blue Sky laws) except that, if this Agreement shall not be consummated because the conditions in Section 7 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 6 hereof, or by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Company shall reimburse the several Underwriters for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but neither the Company nor the Selling Shareholders shall in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

         6. Conditions of Obligations of the Underwriters. The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

         (a) The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission.

         (b)   (1)   The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Powell, Goldstein, Frazer & Murphy, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters to the effect that:

                  (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own, and hold under lease, its properties and conduct its business as described in the Prospectus. Based upon appropriate certificates of public officials (which shall be furnished to the Representatives with the opinion), each of OS Phoenix, Inc., OS Baseline, Inc., Outdoor Systems Painting, Inc., OS Advertising of Texas Painting, Inc., Decade Communications Group, Inc. and Bench Advertising Company of Colorado, Inc. (the "U.S. Subsidiaries") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation with corporate power and authority to own, and hold under lease, its properties and conduct its business as described in the Prospectus.

                  (ii) Based upon appropriate certificates of public officials (which shall be furnished to the Representatives with the opinion), each of the Company and the U.S. Subsidiaries is duly qualified to transact business as a foreign corporation and is in good standing under the laws of each of the jurisdictions in which the conduct of its business requires such qualification, except to the extent that the failure to qualify would not, in the aggregate, reasonably be expected to have a material adverse effect on the business or financial condition of the Company and its Subsidiaries, taken as a whole (a "Material Adverse Effect").

                  (iii) The outstanding shares of capital stock of the U.S. Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable. To the best knowledge of such counsel, the shares of capital stock of the U.S. Subsidiaries owned by the Company are owned free and clear of all liens, encumbrances and security interests (other than liens granted by the Company in connection with the Senior Credit Facility). No options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests of the U.S. Subsidiaries are outstanding.

                  (iv) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus; the authorized shares of its Common Stock have been duly authorized; the outstanding shares of its Common Stock, including the Shares to be sold by the Selling Shareholders, have been duly authorized and validly issued and are fully paid and non-assessable; all of the Shares conform in all material respects to the description thereof contained in the Prospectus; and the certificates for the Shares conform to the requirements of the Delaware General Corporation Law.

                  (v) The shares of Common Stock, including the Option Shares, if any, to be sold by the Company pursuant to this Agreement have been duly authorized and will be validly issued, fully paid and non-assessable when issued and paid for as contemplated by this Agreement; and no statutory preemptive rights of stockholders or, to the best of such counsel's knowledge, any other preemptive rights exist with respect to any of the Shares or the issue and sale thereof.

                  (vi) The Registration Statement has become effective under the Act and, to the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act.

                  (vii) The Registration Statement, all Preliminary Prospectuses, the Prospectus and each amendment or supplement thereto filed with the Commission on or prior to the date of such opinion comply as to form in all material respects with the requirements of the Act and the applicable rules and regulations thereunder in effect as of the time of such filing (except that such counsel need express no opinion as to the financial statements, schedules and other financial information included therein).

                  (viii) Each document incorporated by reference in the Registration Statement, all Preliminary Prospectuses, the Prospectus and each amendment or supplement thereto filed with the Commission on or prior to the date of such opinion complied as to form at the time of such filing in all material respects with the applicable requirements (if any) of the Securities Exchange Act of 1934 and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements, schedules and other financial information included therein).

                  (ix) The conditions for the use of Form S-3 as the proper form for the Registration Statement have been satisfied.

                  (x) The statements under the captions "The Transactions," "Management's Discussion and Analysis of Financial Condition and Results of Operation - Liquidity and Capital Resources," "Business - Government Regulations," "Description of Capital Stock" and "Description of Indebtedness and Other Commitments" in the Prospectus, insofar as such statements are descriptions of documents referred to therein are fair summaries of the documents so summarized, and insofar as such statements are summaries of matters of law, such summaries present accurately in all material respects the information called for with respect to such matters of law.

                  (xi) Such counsel does not know of any contracts or documents required to be filed as exhibits to or incorporated by reference in the Registration Statement or described in the Registration Statement or the Prospectus which are not so filed, incorporated by reference or described as required.

                  (xii) Such counsel knows of no material legal proceedings or regulatory or other claims pending or threatened against the Company, the U.S. Subsidiaries or Gannett Outdoor of a character required to be reflected in the Prospectus that are not set forth in the Prospectus.

                  (xiii) The Asset Purchase Agreement, the Senior Credit Agreement and the Subordinated Credit Agreement (collectively, the "Transaction Documents") have been duly authorized, executed and delivered by the Company.

                  (xiv) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated, and the execution and delivery of the Transaction Documents and the consummation of the transaction therein contemplated, do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or By-Laws of the Company, or any agreement or instrument filed as an exhibit to the Registration Statement or otherwise identified to such counsel as being material to the Company and its Subsidiaries in an appropriate certificate of the Company, to which the Company or any of the U.S. Subsidiaries is a party or by which the Company or any of the U.S. Subsidiaries may be bound (which shall include agreements and instruments by which the Company or any of the U.S. Subsidiaries may be bound as a result of the Acquisition) (each a "Contractual Obligation"), and which conflict, breach or default could reasonably be expected to have a Material Adverse Effect.

                  (xv) This Agreement has been duly authorized, executed and delivered by the Company.

                  (xvi) Except for (a) approvals, consents, orders, authorizations, designations, declarations or filings which have been waived, or which have been obtained or made, (b) the transfer to the Company or its appropriate Subsidiaries, or the reissuance in the name of the Company or its appropriate Subsidiaries, of certain governmental permits relating to the advertising displays included in the Acquisition, and (c) governmental authorizations, approvals and filings required in connection with the Acquisition by the Company or its Subsidiaries of the capital stock of the New York Subsidiary, no approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery by the Company of this Agreement or the Transaction Documents and the consummation by the Company of the transactions herein or therein contemplated (other than as may be required by the National Association of Securities Dealers, Inc. or as required by State securities and Blue Sky laws as to which such counsel need express no opinion).

                  (xvii) The Company is not, and will not become as a result of the consummation of the transactions contemplated by this Agreement, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and has not been an "investment company" at any time since 1988.

         In rendering such opinion, Powell, Goldstein, Frazer & Murphy may rely as to matters governed by the laws of states other than Georgia or Federal laws on local counsel in such jurisdictions provided that in each case Powell, Goldstein, Frazer & Murphy shall state that they believe that they and the Underwriters are justified in relying on such other counsel and such other counsel's opinion is also delivered to the Underwriters. Further, the opinions set forth in subparagraphs (xiv) and (xvi) may be made subject to the qualification that certain third-party approvals and consents to the transfer to the Company or the Subsidiaries of certain assets included in the Acquisition, or of ownership or control over a contracting party with regard to various contractual obligations, licenses, permits and easements of Gannett Outdoor, have not been obtained, and no opinion will be required with respect thereto or the effect thereof. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which causes them to believe that (A) the Registration Statement, as of the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the
Act) and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) the Prospectus or any supplement thereto, on the date it was filed pursuant to Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included or incorporated by reference therein). With respect to such statement, Powell, Goldstein, Frazer & Murphy may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

         (b)      (2)     The Representatives shall have received on the Closing
Date or the Option Closing Date, as the case may be, the opinion of Blake Cassels & Graydon, Ontario counsel to Mediacom Inc., limited to matters of Canadian law, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the underwriters to the effect that:

                  (i) Mediacom Inc. is an amalgamated corporation validly existing under the Canadian Business Corporations Act with all necessary corporate power and authority to own its property and assets and to carry on its business now conducted by it. Mediacom Inc. was formed as a result of the amalgamation of 3284085 Canada Inc. and Mediacom Inc. Prior to such amalgamation, each of 3284085 Canada Inc. and Mediacom Inc. was duly qualified as an extra-provincial corporation in all those provinces where it owns, leases or operates property or conducts business, except to the extent that the failure to qualify could not, in the aggregate, reasonably be expected to have a material adverse effect on the business or financial condition of the Company and its Subsidiaries, taken as a whole.

                  (ii) The outstanding shares of capital stock of Mediacom Inc. have been duly authorized and validly issued and are fully paid. The registered holders of the outstanding shares of capital stock of Mediacom Inc. are Canadian Imperial Bank of Commerce (as to 65 common shares, which we understand are pledged as security for the Senior Credit Facility) and the Company (as to 35 common shares).

                  (iii) No approval, consent, order, authorization, designation, declaration or filing by or with any Ontario or Federal Canadian regulatory, administrative or other governmental body is necessary in connection with the acquisition by 3284085 Canada Inc. of the capital stock of Mediacom Inc. pursuant to the terms of the Asset Purchase Agreement, except such as have been obtained or made, specifying the same.

         (c) The Representatives shall have received on the Closing Date the opinion of Powell, Goldstein, Frazer & Murphy, counsel for the Selling Shareholders, dated the Closing Date, addressed to the Underwriters to the effect that:

                  (i) The execution and delivery of this Agreement and the consummation of the sale of Firm Shares by each Selling Shareholder as herein contemplated do not conflict with or result in a breach of any terms or provisions of, or constitute a default under any agreement or instrument identified to such counsel in an appropriate certificate of such Selling Shareholder, to which such Selling Shareholder is a party or by which such Selling Shareholder may be bound, which breach could reasonably be expected to have a materially adverse effect on the ability of such Selling Shareholder to perform his or its obligations under this Agreement.

                  (ii) Each Selling Shareholder has full legal right, power and authority, and any approval required by law (other than as may be required by State securities and Blue Sky laws or for clearance of the offering with the NASD, as to which counsel need express no opinion) to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder.

                  (iii) The Custodian Agreement, the Power of Attorney and this Agreement have been executed and delivered by the Selling Shareholders and the Custodian Agreement and the Power of Attorney are valid and binding obligations of such Selling Shareholders enforceable in accordance with their respective terms, except as enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally and by general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether enforceability is considered in a proceeding at law or in equity).

                  (iv) Upon payment for the Firm Shares to be sold by the Selling Shareholders, and delivery of the stock certificates evidencing such Firm Shares in accordance with the Underwriting Agreement, the Underwriters (assuming that they are purchasing the Firm Shares being sold by the Selling Shareholders in good faith and without actual notice of any adverse claim) will have acquired valid title to the Shares being sold by each Selling Shareholder on the Closing Date, free and clear of any adverse claims, any lien in favor of the Company, and any restrictions on transfer imposed by the Company.

         (d) The Representatives shall have received from Piper & Marbury L.L.P., counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, substantially to the effect specified in subparagraphs (iv), (v), (vi), (vii) and (xv) of Paragraph (b)(1) of this
Section 6, and that the Company is a validly organized and existing corporation under the laws of the State of Delaware. In rendering such opinion Piper & Marbury L.L.P. may rely as to all matters governed other than by the laws of the State of Maryland or Federal laws on the opinion of counsel referred to in paragraph (b) of this Section 6. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (A) the Registration Statement, as of the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act) and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) the Prospectus or any supplement thereto, on the date it was filed pursuant to Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except that such counsel need express no view as to financial statements, schedules and other financial information included or incorporated by reference therein). With respect to such statement, Piper & Marbury L.L.P. may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

         (e) The Representatives shall have received at or prior to the Closing Date from Piper & Marbury L.L.P. a memorandum or summary, in form and substance satisfactory to the Representatives, with respect to the qualification for offering and sale by the Underwriters of the Shares under the State securities or Blue Sky laws of such jurisdictions as the Representatives may reasonably have designated to the Company.

         (f) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, a signed letter from Deloitte & Touche LLP, dated the Closing Date or the Option Closing Date, as the case may be, which shall confirm, on the basis of a review in accordance with the procedures set forth in the letter signed by such firm and dated and delivered to the Representatives on the date hereof, that nothing has come to their attention during the period from the date five days prior to the date hereof, to a date not more than three days prior to the Closing Date or the Option Closing Date, as the case may be, which would require any change in their letter dated the date hereof if it were required to be dated and delivered on the Closing Date or the Option Closing Date, as the case may be. All such letters shall be in form and substance satisfactory to the Representatives.

         (g) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents in such capacity as follows:

                  (i) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission.

                  (ii) He does not know of any litigation instituted or threatened against the Company, any of the Subsidiaries or Gannett Outdoor of a character required to be disclosed in the Registration Statement which is not so disclosed; he does not know of any material contract required to be filed as an exhibit to the Registration Statement which is not so filed; and the representations and warranties of the Company contained in Section 1 hereof are true and correct as of the Closing Date or the Option Closing Date, as the case may be.

                  (iii) He has carefully examined the Registration Statement and the Prospectus and, in his opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement, including any documents incorporated by reference therein, were true and correct, and such Registration Statement and Prospectus or any document incorporated by reference therein did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading and, in his opinion, since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment.

         (h) The Company and the Selling Shareholders (only with respect to the Closing Date) shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties contained herein and related matters as the Representatives may reasonably have requested.

         (i) The Firm Shares, and Option Shares, if any, (including any additional shares registered pursuant to Rule 462(b)) have been approved for listing upon official notice of issuance on the NASDAQ National Market System.

         (j) The Representatives shall have received from each officer and director of the Company a letter or letters, in form and substance satisfactory to the Underwriters, pursuant to which such person shall agree not to offer, sell, sell short or otherwise dispose of any shares of Common Stock of the Company or other capital stock of the Company, or any other securities convertible, exchangeable or exercisable for Common Stock or derivative of Common Stock owned by such person (or as to which such person has the right to direct the disposition of) for a period of 180 days after the date of this Agreement, except with the prior written consent of the Representatives.

         (k) At the Closing Date, all conditions for the Subordinated Credit Facility shall have been satisfied and funding of the Senior Credit Facility and the Subordinated Credit Facility in the manner described in the Prospectus shall occur simultaneously with the closing of the sale of the Shares at the Closing Date; all conditions for the consummation of the Acquisition shall have been satisfied and the closing of the Acquisition in the manner described in the Prospectus shall occur simultaneously with the closing of the sale of the Shares on the Closing Date and the Company shall have provided to the Representatives evidence thereof and copies of documents with respect thereto as they may reasonably request.

         The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects satisfactory to the Representatives and to Piper & Marbury L.L.P., counsel for the Underwriters.

         If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company of such termination in writing or by telegram at or prior to the Closing Date or the Option Closing Date, as the case may be.

         In such event, the Company, the Selling Shareholders and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

         7. Conditions of the Obligations of the Company and the Selling Shareholders. The obligations of the Company and the Selling Shareholders to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

         8.       Indemnification

         (a) The Company and the Selling Shareholders jointly and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act against any losses, claims, damages or liabilities to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated or incorporated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter and each such controlling person for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Company will not be liable in any such case to the extent that (i) any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives or the Selling Shareholders specifically for use in the preparation thereof; or (ii) such statement or omission was contained or made in any Preliminary Prospectus and corrected in the Prospectus and (A) any such loss, claim, damage or liability suffered or incurred by any Underwriter (or any person who controls any Underwriter) resulted from an action, claim or suit by any person who purchased Shares which are the subject thereof from such Underwriter in the offering and (B) such Underwriter failed to deliver or provide a copy of the Prospectus to such person at or prior to the confirmation of the sale of such Shares in any case where such delivery is required by the Act. In no event, however, shall the aggregate liability of any Selling Shareholder for indemnification under this Section 8(a) exceed the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total Shares sold hereunder which is being sold by such Selling Shareholder, or (ii) the net proceeds after underwriters discounts and commissions received by such Selling Shareholder from the Underwriters in the offering. In addition, the Selling Shareholders will not be obligated to make a payment under this subparagraph (a) for any indemnification claims if and to the extent that payment of such claim is made by the Company within sixty (60) days after written demand by the Underwriters. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Underwriter will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, the Selling Shareholders, their respective partners and each person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities to which any Selling Shareholder, the Company or any such director, officer, or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Shareholder, partner or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which such Underwriter may otherwise have.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event
(i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them, or
(iii) the indemnifying party shall have failed to assume the defense and employ counsel reasonably acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) and by the Company and the Selling Shareholders in the case of parties indemnified pursuant to
Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Selling Shareholders and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholders and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation and (iii) no Selling Shareholder shall be required to contribute any amount in excess of (a) the proceeds received by such Selling Shareholder from the Underwriters in the offering after deducting underwriting discounts and commissions plus (b) any damages previously paid by such Selling Shareholder. The Underwriters' obligations in this Section 8(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

         9. Default by Underwriters. If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares which such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company or a Selling Shareholder), you, as Representatives of the Underwriters, shall use your best efforts to procure within 24 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company and the Selling Shareholders such amounts as may be agreed upon and upon the terms set forth herein, the Firm Shares or Option Shares, as the case may be, which the defaulting Underwriter or Underwriters failed to purchase. If during such 24 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, which they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, which such defaulting Underwriter or Underwriters failed to purchase, or (b) if the aggregate number of shares of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company and the Selling Shareholders or you as the Representatives of the Underwriters will have the right, by written notice given within the next 24-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company or of the Selling Shareholders except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         10. Notices. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered or telegraphed and confirmed as follows: if to the Underwriters, to Alex. Brown & Sons Incorporated, 135 East Baltimore Street, Baltimore, Maryland 21202,
Attention: Scott Wieler, Managing Director; if to the Company, to Outdoor Systems, Inc., 2502 North Black Canyon Highway, Phoenix, Arizona 85009,
Attention: William S. Levine, Chairman of the Board; and if to the Selling Shareholders, First Union National Bank of North Carolina, 2 First Union Center, Charlotte, North Carolina 28288- 1154, as Custodian, with a copy to Powell, Goldstein, Frazer & Murphy, 191 Peachtree Street, N.E., Atlanta, Georgia 30303
Attention: G. William Speer.

         11. Termination. This Agreement may be terminated by you by notice to the Company and the Selling Shareholders as follows:

         (a) at any time prior to the earlier of (i) the time the Shares are released by you for sale by notice to the Underwriters, or (ii) 11:30 A.M. on the first business day following the date of this Agreement;

         (b) at any time after the date hereof and prior to the Closing if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole or the earnings, business affairs, management or business prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency after the date hereof or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make the offering or delivery of the Shares impracticable or inadvisable, (iii) trading in securities on the New York Stock Exchange or the American Stock Exchange shall have been suspended or materially limited (other than limitations on hours or numbers of days of trading) or minimum prices shall have been established for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects or will materially or adversely affect the business or operations of the Company and the Subsidiaries taken as a whole, (v) declaration of a banking moratorium by either federal or New York State authorities, (vi) any downgrading in the rating of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Exchange Act of 1934, as amended); (vii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States or elsewhere; or (viii) any litigation or proceeding is pending or threatened against the Underwriters which seeks to enjoin or otherwise restrain, or seeks damages in connection with, or questions the legality or validity of this Agreement or the transactions contemplated hereby; or

         (c)      as provided in Sections 6 and 9 of this Agreement.

         This Agreement also may be terminated by you, by notice to the Company and the Selling Shareholders, as to any obligation of the Underwriters to purchase the Option Shares, upon the occurrence at any time prior to the Option Closing Date of any of the events described in subparagraph (b) above or as provided in Sections 6 and 9 of this Agreement.

         13. Successors. This Agreement has been and is made solely for the benefit of the Underwriters, the Company and the Selling Shareholders and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Shares merely because of such purchase.

         14. Miscellaneous. The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, by or on behalf of the Company or its directors or officers or by or on behalf of a Selling Shareholder and (c) delivery of and payment for the Shares under this Agreement.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland.

         If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Selling Shareholders and the several Underwriters in accordance with its terms.

                                        Very truly yours,
                                        Outdoor Systems, Inc.


                                        By:/s/ William S. Levine
                                             William S. Levine
                                             Chairman

                                        Selling Shareholders

                                        Levine Investments Limited Partnership



                                        By:  William S. Levine

                                        BRN Properties Limited Partnership

                                               *
                                               -
                                        By:  Arthur R. Moreno

                                        M-K Link Investments Limited
                                        Partnership

                                               *
                                               -
                                        By:  Stephen J. Haberkorn


                                               *
                                               -
                                        Wally C. Kelly


                                        *  By:

                                        /s/ William S. Levine
                                        --------------------------------------
                                        William S. Levine, as Attorney-in-Fact

The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.

ALEX. BROWN & SONS INCORPORATED
DONALDSON, LUFKIN & JENRETTE
    SECURITIES CORPORATION
CIBC WOOD GUNDY SECURITIES, CORP.
As Representatives of the
several Underwriters listed
on Schedule I

By ALEX. BROWN & SONS INCORPORATED


By
   --------------------------------
   Authorized Officer

                                   SCHEDULE I

                            Schedule of Underwriters

                              Number of Firm Shares

Underwriter                                                 To Be Purchased

Alex. Brown & Sons Incorporated................................  3,440,000
Donaldson, Lufkin & Jenrette Securities Corporation............  3,440,000
CIBC Wood Gundy Securities, Inc................................  1,720,000
                                                                 ---------
                                Total..........................  8,600,000
                                                                 =========

                                   SCHEDULE II

                        Schedule of Selling Shareholders


                                                         Number of Firm Shares
Selling Shareholder                                            to be Sold
- -------------------                                      ---------------------
Levine Investments Limited Partnership.................          500,000

BRN Properties Limited Partnership.....................          500,000

M-K Link Investments Limited Partnership...............          200,000

Wally C. Kelly.........................................          100,000
                                                               ---------

                                  Total................        1,300,000
                                                               =========



- - 30 -

                                  SCHEDULE III

                                  Subsidiaries

OS Baseline, Inc., an Arizona corporation
Outdoor Systems Painting, Inc., an Arizona corporation
OS Advertising of Texas Painting, Inc., a Texas corporation
Bench Advertising Company of Colorado, Inc.
Decade Communications Group, Inc.
Mediacom Inc. a Canadian corporation
3284085 Canada Inc., a Canadian corporation






                                     - 31 -